UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2022

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company  ☐
Kilroy Realty, L.P.:
Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Kilroy Realty Corporation   ☐                             Kilroy Realty, L.P.   ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 3, 2022, Kilroy Realty, L.P. (the “Operating Partnership”) entered into a term loan agreement (the “Term Loan Agreement”), that provides for an unsecured delayed draw term loan facility (the “Term Loan Facility”), with the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., BofA Securities, Inc., PNC Capital Markets LLC, U.S. Bank National Association and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as a lender and syndication agent, PNC Bank, National Association, U.S. Bank National Association and The Bank of Nova Scotia, as lenders and co-documentation
agents. The Term Loan Facility provides for borrowings of up to $400 million. The Term Loan Facility also includes an accordion feature to increase the term loan commitments or add one or more tranches of term loans up to an aggregate amount of $500 million, subject to obtaining lender commitments and the satisfaction of certain customary conditions. The Term Loan Facility is guaranteed by Kilroy Realty Corporation (the “Company”).
The Term Loan Facility provides that the term loans will bear interest, at the Operating Partnership’s option, at a rate of (x) a term SOFR-based floating interest rate option plus an applicable margin ranging from 0.80% to 1.60%, including a credit spread adjustment of 0.10%, and (y) a base rate interest rate option plus an applicable margin ranging from 0.00% to 0.60%, in each case depending on the corporate credit rating of our long-term senior unsecured debt. The Operating Partnership is also obligated to pay an unused ticking fee on the aggregate unused term loan commitments under the Term Loan Facility ranging from 12.5 basis points to 30 basis points depending on the corporate credit rating of our long-term senior unsecured debt.
The Operating Partnership is required to comply with the following financial covenants under the Term Loan Facility:

•	Maximum total debt to total asset value of less than 60%;

•	Fixed charge coverage ratio of greater than 1.5x;

•	Unsecured debt ratio of greater than 1.67x; and

•	Unencumbered asset pool debt service coverage of greater than 1.75x.
The Term Loan Facility provides for borrowings in U.S. dollars. The Term Loan Facility has a maturity date of October 3,
2026, which
reflects
two
1-year
extension options at the Operating Partnership’s option; provided, that the Operating Partnership must pay a 12.5 basis point extension fee based on the then outstanding principal amount of the term loans for the first extension and a 15 basis point extension fee based on the then outstanding principal amount of the term loans for the second extension.
The Term Loan Agreement contains customary affirmative and negative covenants that, among other things, limit the ability of the Company to pay dividends and enter into certain transactions. A breach of such covenants (after notice and cure periods in certain circumstances) or any other event of default would entitle the administrative agent to accelerate the Operating Partnership’s debt obligations.
In connection with the Term Loan Facility, the Company entered into a guaranty (the “Guaranty”) pursuant to which it has absolutely, irrevocably and unconditionally guaranteed to the administrative agent under the Term Loan Facility for the benefit of the lenders party to the Term Loan Facility, the payment and performance of the obligations of the Operating Partnership under the Term Loan Facility as and when due and payable.
As previously disclosed, on April 21, 2021, the Operating Partnership entered into an amended and restated revolving credit agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), which governs an unsecured revolving credit facility (the “Revolving Credit Facility”), with the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, PNC Capital Markets LLC and U.S. Bank National Association, as joint lead arrangers, Bank of America, N.A., as a lender and syndication agent, Wells Fargo Bank, N.A., PNC Bank, National Association, U.S. Bank National Association, Bank of the West, Barclays Bank PLC, MUFG Union Bank, N.A., Sumitomo Mitsui Banking Corporation and The Bank of Nova Scotia, as lenders and co-documentation
agents.
On October 3, 2022 the Operating Company entered into an amendment to the Revolving Credit Agreement (the “Amendment”). The Amendment replaced the LIBOR-based and daily LIBOR-based floating interest rate options with a term SOFR-based floating interest rate option and a daily SOFR-based floating interest rate option as benchmark rates for borrowings denominated in U.S. dollars for all purposes under the Credit Agreement, including, in each case, a credit spread adjustment of 0.10%.

The foregoing descriptions of the Amendment to the Revolving Credit Facility, the Term Loan Facility and the Guaranty are only summaries and are qualified in their entirety by reference to the full text of the Amendment, the Term Loan Facility and the Guaranty, copies of which will be filed as exhibits to the Company’s and the Operating Partnership’s Annual Report on Form
10-K
for the year ending December 31, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On October 3, 2022, the Company issued a press release announcing its entry into the Term Loan Facility and the Amendment to the Revolving Credit Facility. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K.
The information included in this Current Report on Form
8-K
under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company or the Operating Partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated October 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2022	KILROY REALTY CORPORATION

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2022	KILROY REALTY, L.P.

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller